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                          SUPPLEMENT DATED MAY 8, 2002
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2002

     Effective immediately and through June 30, 2002, the minimum initial investment for self-directed accounts controlled directly by investors is reduced from $15,000 to $7,500 for accounts established with initial investments in Rising Rates Opportunity ProFund. On July 1, 2002, the minimum initial investment for the fund will revert to $15,000. The reduced minimum initial investment does not apply to investments in ProFunds other than Rising Rates Opportunity ProFund.

          Investors should retain this supplement for future reference.